Private Placement Warrants	9 Months Ended
Sep. 30, 2021
Private Placement Warrants.
Private Placement Warrants

Note 5 — Private Placement Warrants

Simultaneously with the closing of the IPO, the Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (collectively, the “Anchor Investor”) purchased an aggregate of 5,013,333 Private Placement Warrants at a price of $1.50 per warrant ($7,520,000 in the aggregate), each Private Placement Warrant is exercisable to purchase one share of Class A ordinary shares at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from this offering to be held in the Trust Account.